Other equity instruments	6 Months Ended
Jun. 30, 2019
Other equity instruments
Other equity instruments
16. Other equity instruments
	Half year ended	Year ended
	30.06.19	31.12.18
	£m	£m
Opening balance as at 1 January	9,632	8,941
Issuances	2,504	1,925
Redemptions	-	(1,233)
Other	(13)	(1)
Closing balance	12,123	9,632

Other equity instruments of £12,123m (December 2018: £9,632m) include AT1 securities issued by Barclays PLC. During the period, Barclays PLC issued $2.0bn 8% Fixed Rate Resetting Perpetual Subordinated Contingent Convertible Securities and £1.0bn 7.125% Fixed Rate Resetting Perpetual Subordinated Contingent Convertible Securities.

The AT1 securities are perpetual securities with no fixed maturity and are structured to qualify as AT1 instruments under CRR. For further information on the structure of the AT1 securities, refer to the Barclays PLC Pillar 3 Report H1 2019, due to be published on 23 August 2019, which will be available at home.barclays/investor-relations/reports-and-events/latest-financial-results. AT1 securities are undated and are repayable, at the option of Barclays PLC, in whole at the initial call date, or on any fifth anniversary after the initial call date. In addition, the AT1 securities are repayable, at the option of Barclays PLC, in whole in the event of certain changes in the tax or regulatory treatment of the securities. Any repayments require the prior consent of the PRA.

All Barclays PLC AT1 securities will be converted into ordinary shares of Barclays PLC, at a pre-determined price, should the fully loaded CET1 ratio of the Barclays Group fall below 7%.